Exhibit 13.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Jinpan International Limited (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2014 of the Company fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2015	By:	/s/ Li Zhiyuan
	Name:	Li Zhiyuan
	Title:	Chief Executive Officer

April 30, 2015	By:	/s/ Mark Du
	Name:	Mark Du
	Title:	Chief Financial Officer